Filed Pursuant to Rule 497(a)

File No. 333-251542

Rule 482 AD

XAI Octagon Floating Rate & Alternative Income Term Trust

Prices Public Offering of Preferred Shares

CHICAGO, Illinois – March 23, 2021 – XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) (NYSE: XFLT), a diversified, closed-end management investment company with an investment objective to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle, has priced its previously announced underwritten public offering of its newly designated 6.50% Series 2026 Term Preferred Shares (the “Preferred Shares”) pursuant to the Trust’s effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”). The Trust agreed to sell 1,040,000 Preferred Shares at a price to the public of $25.00 per Preferred Share, raising $26 million in gross proceeds. In addition, the Trust has granted the underwriters a 30-day option to purchase up to 156,000 additional Preferred Shares to cover over-allotments, if any. The Company has applied to list the Preferred Shares on the New York Stock Exchange and expects trading to commence thereon within 30 days after March 29, 2021 under the symbol “XFLTPRA.”

The Trust expects to receive net proceeds (before expenses) from the offering, excluding the exercise of the over-allotment option, if any, of approximately $25.2 million. Assuming the full exercise of the over-allotment option, the net proceeds (before expenses) may reach approximately $29.0 million.

The Trust intends to use the net proceeds from the offering to invest in accordance with its investment objective and policies, for general working capital purposes and/or to pay down outstanding borrowings under its credit facility. The offering is expected to close on or about March 29, 2021, subject to the satisfaction of customary closing conditions.

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc., National Securities Corporation and Incapital LLC are acting as joint book-running managers for the offering.

The offering of Preferred Shares may be made only by means of a prospectus. Copies of the prospectus supplement relating to the offering and accompanying base prospectus may be obtained from: Ladenburg Thalmann, Attn: Syndicate Department, 640 5th Ave, 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); B. Riley Securities, Inc., at 1300 North 17th Street, Suite 100, Arlington, VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com; National Securities Corporation, Attention: Adrian Adderley, 200 Vesey Street, 25th Floor, New York, New York 10281, telephone: (561) 981-1074 or by email at prospectusrequest@nationalsecurities.com; or Incapital LLC, Attn: Syndicate Department, 1800 N Military Trail, Suite 400, Boca Raton, FL 33431, or by emailing prospectus_requests@incapital.com (telephone number 1-800-327-1546).

Investors may also obtain these documents free of charge from the SEC’s website at www.sec.gov.

About XA Investments

XA Investments LLC (“XAI”) serves as the Trust’s investment adviser. XAI is a Chicago-based firm founded by XMS Capital Partners in April, 2016. In addition to investment advisory services, the firm also provides investment fund structuring and consulting services focused on registered closed-end funds to meet institutional client needs. XAI offers custom product build and consulting services, including development and market research, sales, marketing, fund management and administration. XAI believes that the investing public can benefit from new vehicles to access a broad range of alternative investment strategies and managers. XAI provides individual investors with access to institutional-caliber alternative managers. For more information, please visit www.xainvestments.com.

About XMS Capital Partners

XMS Capital Partners, LLC, established in 2006, is a global, independent financial services firm providing M&A, corporate advisory and asset management services to clients. It has offices in Chicago, Boston and London. For more information, please visit www.xmscapital.com.

About Octagon Credit Investors

Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser. Octagon is a 25+ year old, $26.5B below-investment grade corporate credit investment adviser focused on leveraged loan, high yield bond and structured credit (CLO debt and equity) investments. Through fundamental credit analysis and active portfolio management, Octagon's investment team identifies attractive relative value opportunities across below-investment grade asset classes, sectors and issuers. Octagon’s investment philosophy and methodology encourage and rely upon dynamic internal communication to manage portfolio risk. Over its history, the firm has applied a disciplined, repeatable and scalable approach in its effort to generate attractive risk-adjusted returns for its investors. For more information, please visit www.octagoncredit.com.

* * *

The Trust, XAI and Octagon do not provide tax advice; consult a professional tax advisor regarding your specific tax situation. Income may be subject to state and local taxes, as well as the federal alternative minimum tax.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Trust carefully before investing. The preliminary prospectus supplement, dated March 23, 2021, and accompanying prospectus, dated February 2, 2021, each of which has been filed with the SEC, contain a description of these matters and other important information about the Trust and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

This press release contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Trust’s actual results are the performance of the portfolio of securities held by the Trust, the conditions in the U.S. and international financial and other markets, the price at which Preferred Shares trade in the public markets and other factors discussed in the Trust’s prospectus supplement and accompanying base prospectus and to be discussed in the Trust’s periodic filings with the SEC.

Although the Trust believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Trust’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release. Except for the Trust’s ongoing obligations under the federal securities laws, the Trust does not intend, and the Trust undertakes no obligation, to update any forward-looking statement.

NOT FDIC INSURED        NO BANK GUARANTEE        MAY LOSE VALUE

Company Contact:

Kimberly Flynn, Managing Director

XA Investments LLC

Phone: 1-888-903-3358

Email: info@xainvestments.com

www.xainvestments.com